                                       CONSENT

     I hereby consent to being named as a director nominee in RDO Equipment Co.'s Registration Statement on Form S-1 and the related Prospectus for the registration of its Class A Common Stock, and any amendments thereto..


October 28, 1996                       /s/ James D. Watkins
                                       -------------------------
                                           James D. Watkins